UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

FRANKLIN BSP REALTY TRUST, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Dear Fellow Stockholders:

You are cordially invited to attend the 2022 annual meeting of stockholders of Franklin BSP Realty Trust, Inc., a Maryland corporation (the “Company”), which will be held on Wednesday, June 29, 2022, at 11:00 A.M. (Eastern time), in virtual meeting format only.

At the annual meeting, stockholders will be asked to consider and vote upon:

•	the election of seven members to the Board of Directors;

•	the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and

•	such other matters as may properly come before the Annual Meeting and any adjournment thereof.

Details concerning those matters to come before stockholders at the annual meeting are described in the attached notice of annual meeting of stockholders, proxy summary page and proxy statement.

2021 was a successful year of transformation for the Company, as we completed our acquisition of Capstead Mortgage Corporation and listed our shares of common stock on the New York Stock Exchange in October 2021. The Company’s achievement of these milestones is a result of the significant efforts of our employees, counsel from our Board of Directors and support of our stockholders. On behalf of the Board of Directors, I am proud of the Company’s efforts to deliver on our commitments to our stockholders.

We have had the opportunity to engage with many stockholders following the public listing of our common stock and are committed to ongoing engagement with both retail and institutional stockholders. Your feedback is an integral part of the evolution of our framework. I look forward to engaging with many of you over the course of the year.

As further detailed in this proxy statement, we are extremely proud of all we accomplished in 2021. We are honored to be entrusted with your investment. On behalf of the Board of Directors, I thank you for your continuing support.

Sincerely, /s/ Richard J. Byrne
Richard J. Byrne
Chairman of the Board of Directors, Chief Executive Officer and President

FRANKLIN BSP REALTY TRUST	2022 PROXY STATEMENT

FRANKLIN BSP REALTY TRUST, INC.

1345 Avenue of the Americas, Suite 32A

New York, New York 10105

Notice of Annual Meeting of Stockholders

Proxy Statement Notice Information

Wednesday, June 29, 2022 at 11:00 A.M.	Virtual format only	Record Date Close of business May 9, 2022

To the Stockholders of Franklin BSP Realty Trust, Inc.:

We hereby notify you that Franklin BSP Realty Trust, Inc. (formerly known as Benefit Street Partners Realty Trust, Inc.), a Maryland corporation (the “Company”) is holding its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on Wednesday, June 29, 2022, at 11:00 A.M. (Eastern time). The Annual Meeting will be held in virtual format only. You can attend the Annual Meeting online, vote your shares electronically and submit your questions during the Annual Meeting, by visiting www.virtualshareholdermeeting.com/FBRT2022. You will need to have your control number included on your proxy card or the instructions that accompanied your proxy materials in order to join the Annual Meeting.

At the Annual Meeting, you will be asked to consider and vote upon (i) the election of seven members to the Board of Directors and (ii) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. The Company will also transact any other business that may properly come before the Annual Meeting and any adjournment thereof.

Our Board of Directors has fixed the close of business on May 9, 2022 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Record holders of shares of our common stock, par value $0.01 per share, our Series C Convertible Preferred Stock, par value $0.01 per share and our Series D Convertible Preferred Stock, par value $0.01 per share, at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.

Stockholders, whether or not they expect to attend the meeting, are requested to authorize a proxy to vote their shares electronically via the Internet, by telephone or by completing and returning the proxy card if you requested paper copies of the Company’s proxy materials. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you requested paper copies, the instructions are printed on your proxy card and included in the accompanying proxy statement. Any person giving a proxy has the power to revoke it at any time prior to the meeting and stockholders who attend the meeting and who are eligible to vote may withdraw their proxies and vote in person.

By Order of the Board of Directors, /s/ Micah Goodman
Micah Goodman
General Counsel and Secretary
May 19, 2022

FRANKLIN BSP REALTY TRUST	2022 PROXY STATEMENT

PROXY SUMMARY

This summary contains highlights about the Company and the Annual Meeting. This summary does not contain all information that you should consider in advance of the Annual Meeting, and the Company encourages you to read the entire Proxy Statement and the Company’s 2021 Annual Report on Form 10-K carefully before voting.

2022 Annual Meeting of Stockholders

Date and Time: Wednesday, June 29, 2022 at 11:oo a.m (Eastern Time)

Place: Virtual Format Only www.virtualshareholdermeeting.com/FBRT2022

Record Date: Close of Business May 9, 2022

☑

Voting:

Stockholders, of record date, are able to vote by internet at www.proxyvote.com/FBRT; telephone at 1-800-690-6903; mail by completing and returning their proxy card; and online at the Annual Meeting.

Voting Matters

	Board Recommendation	Page Number
Proposal 1: Election of Directors	FOR each nominee	6
Proposal 2: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022	FOR	26

Participating in the Annual Meeting

The virtual meeting will be available to stockholders across the globe via any Internet-connected device and has been designed to provide the same rights to participate as you would have at an in-person meeting, including providing opportunities to vote and ask questions. This approach is sensitive to any public health and travel concerns, aligns with the Company’s broader sustainability goals and reduces costs for both the Company and its stockholders.

You are entitled to participate, vote and ask questions at the Annual Meeting by visiting www.virtualshareholdermeeting.com/FBRT2022.

Voting Stockholders may vote by:

Internet www.proxyvote.com/FBRT

Telephone 1-800-690-6903

Mail complete, sign and return proxy card

Online attend Annual Meeting virtually Information www.virtualshareholdermeeting.com /FBRT2022

FRANKLIN BSP REALTY TRUST	i	2022 PROXY STATEMENT

PROXY SUMMARY

2021 Financial Highlights

Corporate Governance Highlights(2)

(1)	Please refer to the appendix for a reconciliation of GAAP Net Income to Distributable Earnings.
(2)	Corporate Governance Highlights information reflects our director nominees for 2022.

FRANKLIN BSP REALTY TRUST	2	2022 PROXY STATEMENT

FRANKLIN BSP REALTY TRUST, INC.

1345 Avenue of the Americas, Suite 32A

New York, New York 10105

PROXY STATEMENT FOR

2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 29, 2022

This proxy statement is being furnished by and on behalf of the board of directors of Franklin BSP Realty Trust, Inc., a Maryland corporation, (“the Company”, “FBRT”, “we”, “us” or “our”), formerly known as Benefit Street Partners Realty Trust, Inc., in connection with the solicitation of proxies to be voted at the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement thereof. We are furnishing the proxy materials for the Annual Meeting electronically using the Internet through the mailing to our stockholders of a Notice of Internet Availability of Proxy Materials, or the Notice and Access Card. The proxy statement, proxy card and our 2021 annual report to stockholders will be distributed or made available to stockholders of record on or about May 19, 2022.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Stockholders Meeting to be Held on Wednesday, June 29, 2022

This Proxy Statement, the Notice of Annual Meeting and our 2021 Annual Report are available at:

www.ProxyVote.com/FBRT

In addition, any stockholder may request to receive proxy materials electronically by email on an ongoing basis. Choosing to receive proxy materials by email saves the Company the cost of printing and mailing documents to stockholders and will reduce the impact of annual meetings on the environment. A stockholder’s election to receive proxy materials by email will remain in effect until the stockholder terminates it.

***

Certain statements in our proxy statement, other than purely historical information, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on current expectations and assumptions of management that are subject to risks and uncertainties that may cause actual results to differ materially from our expectations. Our forward-looking statements are subject to various risks and uncertainties, including but not limited to the risks and important factors contained and identified in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, any of which could cause actual results to differ materially from the forward-looking statements. The forward-looking statements included in this proxy statement are made only as of the date hereof. Please see “Forward-Looking Statements” in the 2021 annual report for more information.

FRANKLIN BSP REALTY TRUST	1	2022 PROXY STATEMENT

Q&A

INFORMATION ABOUT THE MEETING AND VOTING

What is the date of the Annual Meeting and where will it be held?

The Annual Meeting will be held on Wednesday, June 29, 2022, commencing at 11:00 A.M. (Eastern time). The Annual Meeting will be held in virtual format only.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?

The United States Securities and Exchange Commission (the “SEC”) has approved “Notice and Access” rules relating to the delivery of proxy materials over the Internet. These rules permit us to furnish proxy materials, including this proxy statement and our annual report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice and Access Card, which will be mailed to our stockholders, provides instructions regarding how you may access and review all of the proxy materials on the Internet. The Notice and Access Card also instructs you as to how you may authorize your proxy via the Internet or by telephone. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials printed on the Notice and Access Card.

Can I vote my shares by filling out and returning the Notice and Access Card?

No. The Notice and Access Card identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and Access Card and returning it. The Notice and Access Card provides instructions on how to authorize your proxy via the Internet or by telephone or vote in person at the Annual Meeting or to request a paper proxy card, which will contain instructions for authorizing a proxy by the Internet, by telephone or by returning a signed paper proxy card.

How can I participate at the virtual Annual Meeting?

The Annual Meeting will be conducted via live webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder as of the close of business on May 9, 2022 or if you hold a valid proxy for the Annual Meeting.

You may attend the annual meeting live online at www.virtualshareholdermeeting.com/FBRT2022. If you virtually attend the annual meeting you can vote your shares electronically, and submit your questions during the annual meeting. To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the voter instruction form that accompanied your proxy materials.

The meeting webcast will begin promptly at 11:00 a.m. Eastern Time on June 29, 2022. Online access will begin at 10:45 a.m. Eastern Time, and we encourage you to access the meeting prior to the start time.

Will I be able to participate in the online annual meeting on the same basis I would be able to participate in a live annual meeting?

Yes. We designed the format of the online annual meeting to ensure that our stockholders who attend our annual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation and communication through online tools.

If you were a stockholder as of the close of business on May 9, 2022 and access the Annual Meeting using the 16-digit control number included on your proxy card or on the voter instruction form that accompanied your proxy materials, you can submit questions electronically at the Annual Meeting during the webcast. During the live Q&A session of the meeting, members of our executive leadership team and our Chairman of the Board will answer questions as they come in, as time permits. To ensure the meeting is conducted in a manner that is fair to all stockholders, the Chairman (or such other person

FRANKLIN BSP REALTY TRUST	2	2022 PROXY STATEMENT

designated by our Board) may exercise broad discretion in recognizing stockholders who wish to participate, the order in which questions are asked and the amount of time devoted to any one question. We reserve the right to edit or reject questions we deem profane or otherwise inappropriate.

What will I be voting on at the Annual Meeting?

At the Annual Meeting, you will be asked to:

1.	elect seven directors for a term of one year, until our 2023 annual meeting of stockholders and until their successors are duly elected and qualify;

2.	ratify the appointment of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and

3.	consider and act on such matters as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors does not know of any matters that may be considered at the Annual Meeting other than the matters set forth above.

Who can vote at the Annual Meeting?

The record date for the determination of holders of shares of our common stock, par value $0.01 per share (“Common Stock”), shares of our Series C Convertible Preferred Stock, par value $0.01 per share (“Series C Preferred Stock”), and shares of our Series D Convertible Preferred Stock, par value $0.01 per share (“Series D Preferred Stock”), entitled to notice of and to vote at the Annual Meeting, or any adjournment or postponement of the Annual Meeting, is the close of business on May 9, 2022. As of the record date, approximately 83,691,399 shares of our Common Stock, 1,400 shares of our Series C Preferred Stock and 17,950 shares of our Series D Preferred Stock were issued and outstanding and entitled to vote at the Annual Meeting. Holders of shares of Preferred Stock are entitled to vote on an as-converted basis on each matter upon which the holders of Common Stock are entitled to vote, voting together as a single class. Each share of Series C Preferred Stock and Series D Preferred Stock is currently convertible into 299.2 shares of Common Stock.

How many votes do I have?

Each share of Common Stock entitles the holder to one vote on each matter considered at the Annual Meeting or any adjournment or postponement thereof. Each share of Series C Preferred Stock and Series D Preferred Stock entitles the holder to 299.2 votes (rounded down to the nearest whole number) on each matter considered at the Annual Meeting or any adjournment or postponement thereof.

How may I vote?

You may vote electronically during the Annual Meeting on the virtual meeting website, or by proxy. The Notice and Access Card provides instructions on how to authorize your proxy via the Internet or by telephone or vote electronically at the annual meeting or to request a paper proxy card, which will contain instructions for authorizing a proxy by the Internet, by telephone or by returning a signed paper proxy card by mail.

Stockholders may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. Please see “How can I participate at the virtual Annual Meeting” above for instructions on how to participate in the virtual meeting. If they request paper copies of the proxy materials, stockholders may submit their votes by proxy by mail by completing, signing, dating and returning their proxy card in the enclosed envelope. Stockholders also have the following two options for authorizing a proxy to vote their shares:

•	via the Internet at www.proxyvote.com/FBRT at any time prior to 11:59 p.m. Eastern Time on June 28, 2022; or

•	by telephone, by calling 1-800-690-6903 at any time prior to 11:59 p.m. Eastern Time on June 28, 2022.

Even if you plan to attend the virtual Annual Meeting, we encourage you to authorize a proxy to vote your shares via the Internet or telephone beforehand, a convenient means of authorizing a proxy that also provides cost savings to us that benefit you as a stockholder. In addition, when you authorize a proxy to vote your shares via the Internet or by telephone prior to the Annual Meeting date, your proxy authorization is recorded immediately, and there is no risk that postal delays will cause your vote by proxy to arrive late and, therefore, not be counted. For further instructions on authorizing a proxy to vote your shares, see your proxy card. If you attend the virtual Annual Meeting, you may submit your vote electronically, and any previous votes that you submitted by mail or authorized by Internet or telephone will be superseded by the vote that you cast at the Annual Meeting.

FRANKLIN BSP REALTY TRUST	3	2022 PROXY STATEMENT

How will proxies be voted?

Shares represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If your proxy card is signed and returned without any directions given, the shares will be voted “FOR” (i) the election of seven director nominees named in this proxy Statement for a term of one year, until our 2023 annual meeting of stockholders and until their successors are duly elected and qualify; and (ii) the ratification of the appointment of EY as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

The Board does not intend to present, and has no information indicating that others will present, any business at the Annual Meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders and this proxy statement. However, if other matters requiring the vote of our stockholders come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the proxies held by them in their discretion.

How can I change my vote or revoke a proxy?

You have the unconditional right to revoke your proxy at any time prior to the voting thereof by (i) submitting a later-dated proxy either by telephone, via the Internet or in the mail to our proxy solicitor at the following address: Broadridge Investor Communication Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717; or (ii) by voting electronically at the virtual Annual Meeting. No written revocation of your proxy shall be effective, however, unless and until it is received at or prior to the Annual Meeting.

What if I return my proxy card but do not mark it to show how I am voting?

If your proxy card is signed and returned without any direction given, your shares will be voted as recommended by the Board.

What vote is required to approve each item?

There is no cumulative voting in the election of our directors. Under our bylaws, a nominee for director in an uncontested election shall be elected to our Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. Each share of our voting stock may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. For purposes of the election of directors, abstentions and broker non-votes will count toward the presence of a quorum but are not considered to be votes “cast” and will have no effect on the election of our directors. The proposal to ratify the appointment of EY as the Company’s independent registered public accounting firm requires the affirmative vote of at least a majority of all the votes cast on the proposal. For purposes of ratification of the appointment of EY as the Company’s independent registered public accounting firm, abstentions will count toward the presence of a quorum but will have no effect on the proposal. Because the proposal to ratify the appointment of EY as the Company’s independent registered public accounting firm is considered to be a “routine” matter under New York Stock Exchange (“NYSE”) rules, we do not expect there to be any broker non-votes on that proposal. For each of the proposals, holders of the Preferred Stock and holders of the Common Stock shall be deemed to vote together as a single class.

What is a “broker non-vote”?

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Brokerage firms have the authority under NYSE rules to cast votes on certain “routine” matters if they do not receive instructions from their customers. The ratification of the appointment of EY as the Company’s independent registered public accounting firm is considered a “routine” matter for which brokerage firms may vote shares for which they did not receive instructions from beneficial owners. All other items on this year’s ballot are “non-routine” matters under the NYSE rules for which brokers may not vote absent voting instructions from the beneficial owner.

Are stockholders entitled to appraisal rights in connection with any of the proposals?

None of the proposals, if approved, entitle stockholders to appraisal rights under Maryland law or the Company’s Charter.

What constitutes a “quorum”?

The presence at the Annual Meeting, in person or represented by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting constitutes a quorum. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum.

FRANKLIN BSP REALTY TRUST	4	2022 PROXY STATEMENT

Will you incur expenses in soliciting proxies?

We will pay all of the costs of soliciting these proxies. We have engaged Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to, among other things, assist us in distributing proxy materials and soliciting proxies. We expect to pay Broadridge aggregate fees of approximately $27,500 to distribute and solicit proxies plus other fees and expenses for other services related to this proxy solicitation, including distributing proxy materials; disseminating brokers’ search cards; distributing proxy materials; operating online and telephone voting systems; and receiving of executed proxies. In compliance with the regulations of the SEC, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses to the extent they forward proxy and solicitation materials to our stockholders. Our directors and officers and employees of affiliates of our advisor, Benefit Street Partners L.L.C. (the “Advisor”), may also solicit proxies on our behalf in person, via the Internet, by telephone or by any other electronic means of communication we deem appropriate, for which they will not receive any additional compensation.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to our mailing proxy solicitation material, our directors and officers and employees of Broadridge and affiliates of the Advisor may also solicit proxies in person, via the Internet, by telephone or by any other electronic means of communication we deem appropriate.

What does it mean if I receive more than one proxy card or Notice of Internet Availability of Proxy Materials?

Some of your shares may be registered differently or held in a different account and/or you may hold shares of Common Stock and Preferred Stock. You should authorize a proxy to vote the shares in each of your accounts and all classes of securities held by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should call our Investor Relations department at (844) 785-4393. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

What if I receive only one set of proxy materials although there are multiple stockholders at my address?

The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us and brokers to send a single set of proxy materials, including proxy statements and notices, to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce expenses.

We will promptly deliver, upon written or oral request, a copy of our 2021 annual report or this proxy statement, as applicable, to a stockholder at a shared address to which a single copy was previously delivered. If your household received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies by calling our Investor Relations department at (844) 785-4393 or by mailing a request to Franklin BSP Realty Trust, Inc., 1345 Avenue of the Americas, Suite 32A, New York, New York 10105, Attention: Investor Relations. Likewise, if your household currently receives multiple sets of notices or disclosure documents and you would like to receive one set, please contact us.

Where can I find more information?

You may access, read and print copies of the proxy materials for this year’s Annual Meeting, including this Proxy Statement, form of proxy card, and annual report to stockholders, at the following website: www.proxyvote.com/FBRT.

You can request a paper or electronic copy of the proxy materials, free of charge:

•	via Internet, at www.proxyvote.com/FBRT;

•	via telephone, at (800) 579-1639; or

•	via e-mail, at sendmaterial@proxyvote.com.

We also file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on the web site maintained by the SEC at www.sec.gov.

FRANKLIN BSP REALTY TRUST	5	2022 PROXY STATEMENT

PROPOSAL NO. 1—ELECTION OF DIRECTORS

The Board ultimately is responsible for the management and control of our business and operations. The Board, including our independent directors, is responsible for monitoring and supervising the performance of our day-to-day operations by our Advisor. Directors are elected annually by our stockholders, and there is no limit on the number of times a director may be elected to office. Each director serves for a term of one year until the next annual meeting of stockholders or (if longer) until his or her successor is duly elected and qualifies. The Company’s charter and bylaws provide that the number of directors may be fixed by a resolution of the Board; provided, however, that the number of directors shall never be less than three. The number of directors on the Board is currently fixed at eight, although the Board’s size will be fixed at seven effective as of the Annual Meeting.

The proxy holder named on the proxy card intends to vote “FOR” the election of each of the seven nominees. If you do not wish your shares to be voted “FOR” particular nominees, please identify the exceptions in the designated space provided on the proxy card or, if you are authorizing a proxy to vote your shares by telephone or the Internet, follow the instructions provided when you authorize a proxy. Under our bylaws, a nominee for director in an uncontested election shall be elected to our Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. Each share of our voting stock may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. For purposes of the election of directors, abstentions and broker non-votes will count toward the presence of a quorum but are not considered to be votes “cast” and will have no effect on the election of our directors.

We know of no reason why any nominee would be unable to serve if elected. If, at the time of the Annual Meeting, one or more of the nominees should become unable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board. No proxy will be voted for a greater number of persons than the number of nominees described in this proxy statement.

Nominees

The table set forth below lists the name and age of each nominee as of the date of this Proxy Statement and the position and office that each nominee currently holds with the Company. Each is currently a director of the Company.

Name*	Age	Position
Richard J. Byrne	61	Chairman of the Board of Directors, Chief Executive Officer and President
Pat Augustine	59	Director
Jamie Handwerker	61	Director, Compensation Committee Chair
Gary Keiser	78	Director
Peter J. McDonough	63	Director, Nominating and Corporate Governance Committee Chair
Buford H. Ortale	60	Director, Audit Committee Chair
Elizabeth K. Tuppeny	61	Lead Independent Director

*	Ms. Michelle P. Goolsby’s term as a director is expiring at the Annual Meeting and accordingly her biographical information is omitted.

FRANKLIN BSP REALTY TRUST	6	2022 PROXY STATEMENT

Business Experience of Nominees

The name, principal occupation for the last five years, selected biographical information and the period of service as our director of each of the nominees are set forth below.

RICHARD J. BYRNE Chairman of the Board, Chief Executive Officer, and President Age: 61 Director Since: 2016

BIOGRAPHY AND QUALIFICATIONS

Richard J. Byrne has served as Chairman of the Board of Directors, Chief Executive Officer and President of the Company since September 2016. Mr. Byrne has served as the President of the Advisor since 2013. He has also served as Chairman of the Board of Directors, Chief Executive Officer and President of Franklin BSP Lending Corp. since 2016, and Franklin BSP Capital Corp. since 2020, which are affiliated non-traded business development companies regulated under the Investment Company Act of 1940 that are managed by the Advisor. Prior to joining the Advisor, Mr. Byrne was Chief Executive Officer of Deutsche Bank Securities, Inc. He was also the Co-Head of Global Capital Markets at Deutsche Bank. Before joining Deutsche Bank, Mr. Byrne was Global Co-Head of the Leveraged Finance Group and Global Head of Credit Research at Merrill Lynch & Co. He was also a perennially top-ranked credit analyst. Mr. Byrne earned an M.B.A. from the Kellogg School of Management at Northwestern University and a B.A. from Binghamton University. Mr. Byrne is a member of the Board of Directors of Wynn Resorts, Limited (NASDAQ: WYNN). We believe that Mr. Byrne’s current and prior experience as a director and Chief Executive Officer of the Company, and his significant investment banking experience in real estate finance make him well qualified to serve as a member of our Board.

PAT AUGUSTINE Independent Director Age: 59 Director Since: 2021 Committees: Compensation

BIOGRAPHY AND QUALIFICATIONS

Pat Augustine has served as an independent director of the Company since October 2021. He previously served as a member of the Board of Directors of Capstead Mortgage Corporation (NYSE: CMO) from 2020 until its merger with the Company in 2021. Mr. Augustine spent most of his career in structured finance beginning in 1985 at Salomon Brothers during the developmental phase of the mortgage-backed securities market. From 1996 until 2007, Mr. Augustine built the securities business at NationsBank, now Bank of America, where he ran sales, trading and research for structured products. Between 2009 and 2011, Mr. Augustine served as Head of Structured Product and Credit Portfolio Management at Swiss RE Insurance Asset Management where he was primarily responsible for oversight of residential and commercial mortgage-related products. Most recently, he served as founder of Meridian Enterprises where he built, owned and operated Planet Fitness franchises before selling to a private equity firm in 2019. Mr. Augustine holds a BA in Economics from Duquesne University and an MBA from Emory University. Mr. Augustine has a depth of specialty-finance related experience.

FRANKLIN BSP REALTY TRUST	7	2022 PROXY STATEMENT

JAMIE HANDWERKER Independent Director Age: 61 Director Since: 2016 Committees: Audit, Compensation, Nominating and Corporate Governance

BIOGRAPHY AND QUALIFICATIONS

Jamie Handwerker has served as an independent director of the Company since September 2016. Ms. Handwerker is a partner of KSH Capital, providing real estate entrepreneurs with capital and expertise to seed or grow their platform. Prior to joining KSH, Ms. Handwerker was a Senior Vice President and Principal of Cramer Rosenthal McGlynn (CRM) LLC, a New York-based asset management firm, which serves as investment adviser to institutions, as well as individual and family trusts. Ms. Handwerker was the portfolio manager for the CRM Windridge Partners hedge funds since she founded the Funds in June 2000. The funds were long/short US equity hedge funds, focused on real estate and consumer companies, generating absolute returns. Prior to joining CRM in April 2002, Ms. Handwerker managed Windridge Partners, L.P, as a Managing Director and Portfolio Manager with ING Furman Selz Asset Management LLC, a New York based holding company operating as a wholly-owned subsidiary of the Dutch financial conglomerate, ING Group. Ms. Handwerker previously was a Managing Director and Senior Equity Research Analyst (Sell-Side) from 1994 to 2000 at the international corporate and investment bank ING Barings and its predecessor, Furman Selz, LLC where she exclusively focused on real estate companies, including the REIT industry. She received a B.A. in Economics from the University of Pennsylvania. Ms. Handwerker serves on the Board of Trustees of Lexington Realty Trust (NYSE: LXP). She also is a member of the University of Pennsylvania School of Arts & Sciences Board of Overseers and is the Founder and Chairperson of Penn Arts & Sciences Professional Women’s Alliance, as well as being involved in other charitable endeavors. We believe Ms. Handwerker’s extensive experience in real estate venture capital, asset management and portfolio management described above make her well qualified to serve as a member of our Board.

GARY KEISER Independent Director Age: 78 Director Since: 2021 Committees: Audit

BIOGRAPHY AND QUALIFICATIONS

Gary Keiser has served as an independent director of the Company since October 2021. He previously served as a member of the Board of Directors of Capstead Mortgage Corporation (NYSE: CMO) from 2004 until its merger with the Company in 2021. Gary Keiser served as an audit partner at Ernst & Young LLP from 1980 until his retirement in 2000. Mr. Keiser began his career with Ernst & Young LLP in 1967. He also serves on several governmental, non-profit and private company boards. Mr. Keiser worked in the public accounting profession for his entire career, focusing a significant amount of his time on real estate and real estate finance clients, and has a wealth of accounting, mortgage banking and real estate experience.

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PETER J. MCDONOUGH Independent Director Age: 63 Director Since: 2016 Committees: Audit, Compensation, Nominating and Corporate Governance

BIOGRAPHY AND QUALIFICATIONS

Peter J. McDonough has served as an independent director of the Company since April 2016. Mr. McDonough brings innovative thinking to transform business performance from diverse experiences leading global organizations in industries such as Biotechnology, Personal Care Products, Consumer Appliances, Power Tools and Beverage Alcohol. In 2022, Peter retired from his position as Chief Executive Officer of Trait Biosciences, a Los Alamos, NM biotechnology research organization developing Intellectual Property associated with the formulation of CBD Health & Wellness Products. Before joining Trait, Peter served as President, Chief Marketing and Innovation Officer for Diageo North America ($5+ Billion Revenue) from 2009 to 2015. While in this role he was responsible for over-seeing North America’s largest portfolio of premium spirits and beer brands. In his diverse career, Peter has served as a senior leader in seven different industries, gaining cultural insights while residing in the Pacific Rim, Central Europe and numerous American cities. After teaching at The University of Canterbury’s Graduate School of Business in Christchurch, New Zealand, Peter was appointed to serve as Procter & Gamble’s Vice President of European Marketing overseeing the brand marketing function for Duracell Batteries and Braun Appliances. Prior to his overseas roles Peter served as Gillette’s Head of North American Marketing where he launched industry leading brands such as Mach3 Turbo and Venus Razors. Earlier in his career, he served as Director of North American Marketing at Black & Decker where he was involved in launching the DeWalt Power Tool Company. Mr. McDonough is an alumnus of Cornell University and holds a Master of Business Administration from the Wharton School of Business at the University of Pennsylvania. He currently serves on corporate boards including The Splash Beverage Group (NYSE: SBEV) and Copalli Spirits. He previously served on the Board of Directors for not-for-profit organizations such as The AdCouncil of America, Effies Worldwide Inc and The Children’s Trust Fund of Massachusetts. We believe Mr. McDonough’s extensive experience as an executive officer and/or director of the companies described above and his significant business accomplishments make him well qualified to serve as a member of our Board.

BUFORD H. ORTALE Independent Director Age: 60 Director Since: 2016 Committees: Audit, Compensation, Nominating and Corporate Governance

BIOGRAPHY AND QUALIFICATIONS

Buford H. Ortale has served as an independent director of the Company since September 2016. Mr. Ortale is a private equity investor based in Nashville, Tennessee. He is a partner in NTR, a private equity firm focused on the energy space as well as a partner in Armour Capital Management, LP, the external manager of a residential mortgage REIT with over $8 billion in assets. Mr. Ortale began his career with Merrill Lynch’s Merchant Banking Group in New York in 1987. He was subsequently a founder and managing director of NationsBanc’s (Bank of America) High Yield Bond Group. In 1996 he formed Sewanee Ventures, a private equity investment vehicle that he still manages today. Mr. Ortale’s activities have included investments in startup venture backed companies, LBO’s, real estate development, and real estate acquisition. He currently serves on the board of directors Waitr Holdings, Inc. (NASDAQ: WTRH), an on-demand food ordering and delivery company, and Broadtree Residential, Inc., a private multifamily REIT. He is currently a board advisor to Western Express (a privately owned $700 million trucking company) and a board member of Intrensic (a police bodycam and digital evidence management company) and Remote Care Partners (a private healthcare company in the remote health monitoring space). He received his B.A. from Sewanee: The University of the South and a Masters of Business Administration from Vanderbilt University. We believe Mr. Ortale’s extensive experience as a private equity investor and banker described above make him well qualified to serve as a member of our Board of Directors.

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ELIZABETH K. TUPPENY Independent Director Age: 61 Director Since: 2016 Committees: Audit, Compensation, Nominating and Corporate Governance

BIOGRAPHY AND QUALIFICATIONS

Elizabeth K. Tuppeny has served as an independent director of the Company and its predecessor since January 2013. Ms. Tuppeny has been the chief executive officer and founder of Domus, Inc. (“Domus”), a full-service marketing communications agency, since 1993. Her company works at the C-Suite level with clients such as Chevron; Citibank; ConAgra; Diageo; DuPont; Epson; Mattel; Merck; Merrill Lynch; Procter & Gamble; Ralph Lauren and Westinghouse. Real Estate clients include Ritz Carlton Residences; S&H Associates; and PMC Real Estate. Ms. Tuppeny has 30 years of experience in the branding and advertising industries, with a focus on Fortune 50 companies. Ms. Tuppeny also served for three years on the board of the Philadelphia Industrial Development Council, a public-private economic development organization, wherein she evaluated and approved 500+ industrial and commercial real estate transactions worth over a billion dollars. Ms. Tuppeny currently serves as the Lead Director of New York City REIT, Inc. (NYSE: NYC), a public real estate investment trust with a portfolio of high-quality commercial real estate located within the five boroughs of New York City, particularly in Manhattan, and Ms. Tuppeny is also an independent director and Chair of the Nominating and Governance Committee of Healthcare Trust, Inc. (Nasdaq: HTIA), a publicly registered real estate investment trust focused on acquiring a diversified portfolio of healthcare real estate, with an emphasis on seniors housing and medical office buildings, located in the United States. Ms. Tuppeny previously served as an independent Director on the board of directors of American Realty Capital Trust IV. Ms. Tuppeny has served on the boards of directors and advisory committees for the Arthur Ashe Foundation, Avenue of the Arts, Drexel Medical School, Philadelphia Hospitality Cabinet, Pennsylvania Commission for Women, Penn Relays and the Police Athletic League. Ms. Tuppeny was the recipient of the national Stevie Award as the nation’s top woman entrepreneur in 2004 and was named as a “Top Woman in Philadelphia Business” in 1996, one of the “Top 50 Women in Pennsylvania” in 2004 and as the “Businessperson of the Year” in 2003 by the Greater Philadelphia Chamber of Commerce. Ms. Tuppeny has taught at New York University, University of Pennsylvania and Temple University, and received her undergraduate degree from the University of Pennsylvania, Annenberg School of Communications. We believe that Ms. Tuppeny’s prior and current experience as an independent director of the companies described above, as chief executive officer and founder of Domus, and in evaluating healthcare-related real estate business development applications, make her well qualified to serve on our Board.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE, EACH TO SERVE UNTIL THE 2023 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFY.

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DIRECTOR COMPENSATION

The following table sets forth information regarding compensation of our independent directors during the fiscal year ended December 31, 2021. Mr. Byrne received no additional compensation for serving as a director.

Name	Fees Paid in Cash*	Stock Awards	Total

Elizabeth K. Tuppeny	$190,000	$50,000	$240,000

Buford H. Ortale	190,000	50,000	240,000

Peter J. McDonough	190,000	50,000	240,000

Jamie Handwerker	190,000	50,000	240,000

Pat Augustine**	22,120	-	22,120

Michelle P. Goolsby**	22,120	-	22,120

Gary Keiser**	22,120	-	22,120

*

Includes a special, one-time supplemental director fee of $50,000 to Ms. Tuppeny, Mr. Ortale, Mr. McDonough and Ms. Handwerker in recognition of the significant incremental work required of the Board and its committees during the Company’s merger with Capstead and the listing of the Company’s common stock on the NYSE.

**

Messrs. Augustine and Keiser and Ms. Goolsby joined the Board in October 2021, and received an annual cash retainer prorated for the amount of time they served on the Board during 2021. In February 2022 the Compensation Committee approved a restricted stock grant in the amount of $33,200 to each of Messrs. Augustine and Keiser and Ms. Goolsby, which represented a pro-rated amount of the $50,000 annual director stock grant based on their time of service on the Board. The grants will vest on June 3, 2022.

We currently pay to each of our independent directors the fees described in the table below. All directors also receive reimbursement of reasonable out of pocket expenses incurred in connection with attendance at meetings of our Board of Directors. If a director also is our employee or an employee of our Advisor or any of its affiliates, or is otherwise not independent, we do not pay compensation for services rendered as a director.

Name	Fees Earned or Paid in Cash ($)	Restricted Shares
Independent Directors	A yearly retainer of $110,000 for each independent director; $20,000 for the Lead Independent Director and the chairs of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee; and $5,000 for each member of a committee who is not serving as a chair.

On the date of the annual meeting of stockholders, each independent director receives an annual grant of $50,000 in restricted shares of Common Stock based on the lower of the most recent GAAP book value or net asset value per share. The restricted shares vest on the anniversary of the grant date.

Now that the Common Stock is listed on the NYSE, commencing in 2022, the annual grant will be valued on the basis of the closing price of our common stock on the date of grant.

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BOARD OF DIRECTORS AND COMMITTEES

Information About the Board of Directors and its Committees

The Board ultimately is responsible for the management and control of our business and operations. We have no employees and have retained the Advisor to manage our day-to-day operations. The Advisor is a wholly-owned subsidiary of Franklin Resources, Inc., which, together with its various subsidiaries, operates as Franklin Templeton.

Our Board currently has eight members and is comprised of Messrs. Byrne, Augustine, McDonough, Keiser, and Ortale and Mses. Goolsby, Handwerker and Tuppeny. Ms. Goolsby is not standing for re-election and her term will expire at the Annual Meeting. The Nominating and Corporate Governance Committee of the Board considers and makes recommendations to the Board concerning the appropriate size and needs of the Board and considers and recommends to the Board candidates to fill vacancies on the Board.

The Board held a total of thirteen meetings during the fiscal year ended December 31, 2021. All directors and nominees who were on the Board at the time of each applicable meeting attended all of these meetings. The Board does not have a formal policy relating to director attendance at our annual meetings of stockholders. Four of our directors attended the 2021 annual meeting of stockholders.

The Board currently has three standing committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee, the members of which are all independent directors. The current written charters for each of the standing committees, as well as our Corporate Governance Guidelines, Code of Ethics and certain other corporate governance information are available on our website,  www.fbrtreit.com, under the “Governance Documents” tab by selecting “Governance.”

How Directors are Selected, Elected and Evaluated

The Nominating and Corporate Governance Committee is responsible for reviewing, on an annual basis, the requisite skills and characteristics of individual Board members, as well as the organization, function and composition of the Board as a whole, in the context of the needs of the Company. The Nominating and Corporate Governance Committee reviews all nominees for director in accordance with criteria established by the Nominating and Corporate Governance Committee and the requirements and qualifications contained in the Company’s Corporate Governance Guidelines and will recommend that the Board nominate or elect those nominees whose attributes it believes would be most beneficial to the Company. The reviews involve an assessment of the personal qualities and characteristics, accomplishments and business reputation of each nominee. The Nominating and Corporate Governance Committee may consider such criteria as the committee shall deem appropriate, which may include, without limitation:

•	personal and professional integrity, ethics and values;

•	experience in corporate management, such as serving as an officer or former officer of a publicly held company;

•	commercial real estate and finance experience;

•	experience as a board member of another publicly held company;

•	diversity of both background and experience, including diversity of gender, race, ethnicity, religion, nationality, disability, sexual orientation, or cultural background;

•	practical and mature business judgment, including ability to make independent analytical inquiries;

•	the nature of and time involved in a director’s service on other boards or committees;

•	NYSE rules applicable to directors, including rules regarding independence, and

•	with respect to any person already serving as a director, the director’s past attendance at meetings and participation and contribution to the activities of the Board.

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The Nominating and Corporate Governance Committee identifies potential nominees by seeking input from fellow directors, executive officers, professional recruitment firms and stockholders and stakeholders. The Nominating and Corporate Governance Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although in addition to taking into consideration the needs of the Board and the qualifications of the candidate, the committee may also consider the number of shares held by the recommending stockholder and the length of time that such shares have been held by such stockholder.

The Board will consider candidates nominated by stockholders provided that the stockholder submitting a nomination has complied with procedures set forth in the bylaws. See “Stockholder Proposals for the 2023 Annual Meeting” for additional information regarding stockholder nominations of director candidates.

The Board believes that diversity is an important attribute of the members who comprise our Board and that the members should represent an array of backgrounds and experiences, including racial, ethnic and gender diversity.

38% of our current Board, and 29% of our nominees, identify as diverse in terms of gender identity. In addition, although we do not currently have any directors who identify as diverse in terms of race, as a result of a comprehensive Board skills and member composition exercise undertaken by the Nominating and Corporate Governance Committee in early 2022, the Board is committed to identifying a director nominee who identifies as racially diverse by no later than the time of the 2023 annual meeting of stockholders.

Three of our current directors, Messrs. Augustine and Keiser and Ms. Goolsby, were appointed to the Board pursuant to the Company’s merger agreement with Capstead Mortgage Corporation (“Capstead”). Each of these individuals served on Capstead’s board of directors prior to its merger with the Company, which closed in October 2021. Pursuant to the terms of the merger agreement, the Company agreed to renominate two of the former Capstead directors to stand for election at the Annual Meeting. Messrs. Augustine and Keiser have been nominated in accordance with the terms of the merger agreement.

Director Independence

Under our Corporate Governance Guidelines and NYSE rules, a majority of our directors must be “independent.” A director is not independent unless the Board affirmatively determines that he or she does not have a “material relationship” with us and the director must meet the bright-line test for independence set forth by the NYSE rules. A relationship with the Advisor or an affiliate thereof (other than service as an independent director or trustee for another company managed by the Advisor) is treated as a relationship with the Company. Our Corporate Governance Guidelines also require all members of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee to be “independent” directors. Based upon its review, the Board has affirmatively determined that each of Messrs. Augustine, Keiser, McDonough and Ortale, and each of Mses. Goolsby, Handwerker and Tuppeny is independent under all applicable criteria for independence set forth in the listing standards of the NYSE, including with respect to committee service. In making its independence determinations, the Board considered and reviewed all information known to it, including information identified through directors’ questionnaires. There are no familial relationships between any of our directors and executive officers.

Leadership Structure of the Board of Directors

Richard J. Byrne currently serves as our chairman of the Board and our Chief Executive Officer and President. As Chief Executive Officer and President, Mr. Byrne is responsible for the daily operations of the Company and implementing the Company’s business strategy. The Board believes that because the Chief Executive Officer and President is ultimately responsible for ensuring the successful operation of the Company and its business, which is also the main focus of the Board’s deliberations, the Chief Executive Officer and President is the most qualified director to act as chairman. The Board may modify this structure to best address the Company’s circumstances for the benefit of its stockholders when appropriate.

The Board has appointed Elizabeth K. Tuppeny as the lead independent director of the Company. The Board has appointed a lead independent director to provide an additional measure of balance, ensure the Board’s independence and enhance the Board’s ability to fulfill its management oversight responsibilities.

The lead independent director chairs meetings or executive sessions of the independent directors, reviews and comments on Board’s meeting agendas, represents the views of the independent directors to management, facilitates

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communication among the independent directors and between management and the independent directors, and acts as a liaison with service providers, officers, attorneys and other directors generally between meetings, has the authority to call meetings of the independent directors, and otherwise assumes such responsibilities as may be assigned to her by the Board. The Company compensates Ms. Tuppeny for acting as lead independent director.

The Company’s management believes that having a majority of independent, experienced directors, including a lead independent director with specified responsibilities on behalf of the Board, provides the right leadership structure for the Company and is best for the Company and its stockholders at this time.

Oversight of Risk Management

The Board has an active role in overseeing the management of risks applicable to the Company. The entire Board is actively involved in overseeing risk management for the Company through its approval of the investment policy and significant originations and investments and indebtedness and its general oversight of the Company, its executive officers and the Advisor. Members of our Board keep informed of our business by participating in meetings of our Board and its committees, by reviewing analyses, reports and other materials provided to them by and through discussions with our Advisor and our executive officers.

The Board has delegated to the Audit Committee the responsibility for oversight of certain risks to our business and the Audit Committee regularly reports to the Board on the matters. Specifically, the Audit Committee is tasked with overseeing management’s programs and policies to identify, assess, manage, mitigate and monitor significant business risks of the Company, including financial, operational, information technology, privacy, security, business continuity, legal, regulatory and reputational risks. It also reviews, discusses with management, and oversees the Company’s privacy, information technology and security and cybersecurity risk exposures, including: the potential impact of those exposures on the Company’s business, financial results, operations and reputation; the programs and steps implemented by management to monitor and mitigate any exposures; the Company’s information governance and information security policies and programs; and major legislative and regulatory developments that could materially impact the Company’s privacy, data security and cybersecurity risk exposure.

The Compensation Committee oversees and reports to the Board on the assessment and mitigation of risks associated with the Company’s and the Advisor’s compensation policies and practices and incentive compensation arrangements for the Company’s employees and the external manager employees who provide substantial services to the Company.

The Nominating and Corporate Governance Committee reviews and approves any transactions with affiliated parties and addresses other conflicts of interest between the Company and its subsidiaries, on the one hand, and the Advisor or its respective affiliates, on the other hand. The Nominating and Corporate Governance Committee also assists our Board with assessing risks associated with board organization, membership and structure, succession planning and corporate governance.

Committee Membership

The following table summarizes the current membership of the Board and each of the Board’s standing committees.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Richard J. Byrne
Jamie Handwerker	✓	Chair	✓
Peter J. McDonough	✓	✓	Chair
Buford H. Ortale	Chair	✓	✓
Elizabeth K. Tuppeny	✓	✓	✓
Pat Augustine		✓
Gary Keiser	✓
Michelle P. Goolsby			✓

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Audit Committee

The Audit Committee consists of Mr. Ortale, Ms. Handwerker, Mr. McDonough, Ms. Tuppeny and Mr. Keiser, each of whom is “independent” within the meaning of the applicable (i) provisions set forth in the Audit Committee charter, (ii) requirements set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (iii) the rules and regulations of the SEC. Mr. Ortale is the chair of our Audit Committee. The Board has determined that Mr. Ortale, Ms. Handwerker and Mr. Keiser are each qualified as an “Audit Committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and the rules and regulations of the SEC.

The Audit Committee’s primary duties are described in the Audit Committee charter and include assisting the Board in undertaking and fulfilling its responsibilities in monitoring:

•	the Company’s financial reporting process;

•	the integrity of the Company’s financial statements;

•	the Company’s compliance with legal and regulatory requirements;

•	the independence and qualifications of the Company’s independent and internal auditors, as applicable;

•	the performance of the Company’s independent and internal auditors, as applicable;

•	the performance of the Company’s systems of internal control over financial reporting and disclosure controls and procedures; and

•	the Company’s risk assessment, risk management and risk mitigation policies and programs, including matters relating to privacy and cybersecurity.

The Audit Committee has adopted procedures for the processing of complaints relating to accounting, internal control and auditing matters in accordance with Rule 10A-3 under the Exchange Act. The Audit Committee oversees the review and handling of any complaints submitted pursuant to the foregoing procedures and of any whistleblower complaints subject to Section 21F of the Exchange Act in accordance with the Company’s whistleblower policy, which sets forth procedures for the making of anonymous reports regarding accounting and other legal and regulatory matters and provides for the protection of anyone making such a report. A summary of the policy is available on our website, www.fbrtreit.com, under the “Governance” tab by selecting “Governance Documents”.

The Audit Committee held five meetings during the fiscal year ended December 31, 2021. Our directors and nominees who are members of the Audit Committee attended 100% of all meetings while they were members of the Audit Committee.

The Compensation Committee

The Compensation Committee is currently comprised of Ms. Handwerker, Mr. Augustine, Ms. Tuppeny, Mr. McDonough and Mr. Ortale, with Ms. Handwerker serving as the committee’s chairperson. All Compensation Committee members meet the independence criteria set forth in the listing standards of the NYSE. The Compensation Committee was formed in 2021 in anticipation of the listing of the Company’s Common Stock on the NYSE.

We are externally managed by our Advisor pursuant to the Amended and Restated Advisory Agreement with our Advisor, as amended (the “Advisory Agreement”), and as of the date hereof we have no employees. Historically, our executive officers have not received any cash compensation from us or any of our subsidiaries for serving as executive officers. However, as discussed below in “Executive Compensation,” the Compensation Committee awarded grants of restricted stock units to our executive officers and other employees of the Advisor in 2022. To the extent that we are responsible for paying the compensation and/or any other employee benefits of our executive officers and senior management, the Compensation Committee oversees such compensation, including plans and programs relating to cash compensation, incentive compensation, equity-based awards and other benefits and perquisites, and administers any such plans or programs as required by the terms thereof.

In particular, the Compensation Committee’s primary duties are described in the Compensation Committee’s charter and include to:

•	Review, determine and implement the Company’s compensation philosophy and the compensation of executive officers, including to:

•

review and approve corporate goals and objectives relevant to the compensation of the Chief Executive Officer, evaluate the Chief Executive Officer’s performance in light of those goals and objectives and determine and approve the Chief Executive Officer’s compensation based on the Compensation Committee’s evaluation, and

•	approve the compensation of all other executive officers;

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•

Administer the Company’s equity and other incentive compensation plans and make recommendations to the Board regarding the adoption of or any amendment to the Company’s incentive-compensation and equity-based plans;

•	Determine from time to time the remuneration for the Company’s directors; and

•	Otherwise carry out the duties and responsibilities set forth in the charter and any other responsibilities or duties that the Board may assign to the Compensation Committee from time to time.

In fulfilling its duties, the Compensation Committee may delegate its authority to a subcommittee composed solely of one or more members of the committee as the committee may deem appropriate, to the extent permitted by applicable law, NYSE rules, the Company’s bylaws and any applicable resolutions of the Board.

The Compensation Committee held six meetings during the fiscal year ended December 31, 2021. Our directors and nominees who are members of the Compensation Committee attended 100% of all meetings while they were members of the Compensation Committee.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Mr. McDonough, Ms. Goolsby, Ms. Handwerker, Mr. Ortale and Ms. Tuppeny. Mr. McDonough is the chair of our Nominating and Corporate Governance Committee. All Compensation Committee members meet the independence criteria set forth in the listing standards of the NYSE.

As described in its charter, the purposes of the Nominating and Corporate Governance Committee are to:

•

Identify individuals qualified to become Board members, consistent with criteria approved by the Board, and recommend to the Board for selection director nominees for election at annual meetings of stockholders (or special meetings of stockholders at which directors are to be elected);

•	Develop and recommend to the Board a set of Corporate Governance Guidelines applicable to the Company and appropriate amendments thereto;

•

Oversee and advise the Board with respect to the Company’s corporate governance matters, including Board and committee structure and composition and the Company’s corporate governance policies and practices;

•	Oversee the evaluation of the Board, its committees and the Company’s management;

•

Oversee and advise the Board with respect to the Company’s corporate social responsibility and sustainability and related matters (ESG), and review related developments in legislation, regulation, public policy and trends;

•	Assist the Board and the Chairperson of the Company in overseeing the development of executive succession plans; and

•

Assist the Board in resolving conflict of interest situations and transactions between the Company, on the one hand, and any of the Advisor, a director, an officer or any affiliate thereof, on the other hand. See “Certain Relationships And Related Transactions.”

The Nominating and Corporate Governance Committee held eight meetings during the fiscal year ended December 31, 2021. Each of our directors and nominees who are members of the Nominating and Corporate Governance Committee attended 100% of all meetings while they were members of the Nominating and Corporate Governance Committee.

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OTHER CORPORATE GOVERNANCE PRINCIPLES

Director Continuing Education

Our Board recognizes the importance of continuing education for our directors and is committed to providing such education to improve the performance of our board and its committees. Our executive officers assist in identifying and advising our directors about opportunities for continuing education including trainings provided by independent third parties.

Service on Other Boards

The Company values the experience directors bring from other boards on which they serve and other activities in which they participate, but recognizes that those boards and activities may also present demands on a director’s time and availability and may present conflicts or legal issues, including independence issues. Our Corporate Governance Guidelines provide that directors should advise the Chair of the Nominating and Corporate Governance Committee and the Chief Executive Officer before accepting a nomination or appointment to membership on other boards of directors or any Audit Committee or other significant committee assignment on any other board of directors, or establishing other significant relationships with businesses, institutions, governmental units or regulatory entities, particularly those that may result in significant time commitments or a change in the director’s relationship to the Company. Other directorships and commitments should not interfere with a director’s obligations to the Board, and our Corporate Governance Guidelines provide that no director may simultaneously serve as a director of more than four additional publicly-traded companies. Members of the Audit Committee should not serve on more than two publicly-traded company Audit Committees (in addition to our Audit Committee) unless (i) the Board determines that such service will not impair the member’s ability to serve on the Audit Committee and (ii) the Company discloses such determination either on or through its website or in its annual proxy statement. In addition, directors who serve as Chief Executive Officer, or in equivalent positions, generally should not serve on more than two publicly-traded company boards in addition to the Company’s Board.

Majority Vote Standard and Director Resignation Policy

Under our bylaws, a nominee for director in an uncontested election shall be elected to our Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. In the case of a contested election, directors shall be elected by a plurality of the votes.

Our Corporate Governance Guidelines provide that if a nominee for election as a director who is already serving as a director is not elected pursuant to the majority voting standard set forth in the Company’s bylaws, the director shall tender his or her resignation to the Board. The Nominating and Corporate Governance Committee, or such other committee as designated by the Board, will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The Nominating and Corporate Governance Committee, in making its recommendation, and the Board, in making its decision, each may consider any factors and other information that they consider appropriate and relevant. The director who tenders his or her resignation will not participate in the Board’s decision. If such director’s resignation is not accepted by the Board, such director shall continue to serve until his or her successor is duly elected, or until his or her earlier resignation or removal. If the Board accepts a director’s resignation pursuant to this policy, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board may fill the resulting vacancy pursuant to the Company’s bylaws.

In addition, pursuant to our Corporate Governance Guidelines, every director must notify the Board of his or her retirement, any change in employer, any other significant change in professional roles and responsibilities and any actual or potential conflict of interest. The Board shall determine the action, if any, to be taken.

FRANKLIN BSP REALTY TRUST	17	2022 PROXY STATEMENT

Board Evaluation Process

The Nominating and Corporate Governance Committee coordinates an annual self-evaluation of the Board’s performance as well as the performance of each committee of the Board. The full Board and each committee discuss the results. The self-evaluation includes having each director complete open-ended questionnaires designed to solicit candid feedback about the performance of the Board and each applicable committee, followed by an individual interview with each director conducted by the Lead Independent Director to discuss any additional feedback or perspectives. The Nominating and Corporate Governance Committee then review the results of the evaluations in private session with the Lead Independent Director, and report the results to the full Board, including any areas in which the Board or management believes the Board can make a better contribution to the Company. The Nominating and Corporate Governance Committee also utilizes the results of this self-evaluation process in assessing and determining the characteristics and critical skills required of prospective candidates for election to the Board and making recommendations to the Board with respect to assignments of Board members to various committees.

Executive Sessions

At meetings of both the Board and the Board committees, the Company’s independent directors meet in regular executive sessions in which members of management do not participate. These sessions typically occur in conjunction with regularly scheduled Board or committee meetings. The Lead Independent Director chairs executive sessions of the Board.

Stockholder Engagement

We make a conscious effort to engage with our stockholders both during and outside the proxy season in order to have a better understanding of their perspectives on our Company, including by regularly attending investor conferences and holding one-on-one meetings and calls with stockholders and potential investors. As a result of our outreach efforts, our Chairman, Lead Independent Director, and the Chairman of the Nominating and Corporate Governance Committee had conversations with several of our largest institutional stockholders in early 2022 to engage on Environmental, Social and Governance-related matters. Additionally, our management team regularly meets with our stockholders and potential stockholders to discuss, among other topics, our business, financial and operating performance and strategies, our corporate governance practices and executive compensation. We also regularly solicit feedback from our stockholders on governance-related matters.

For additional information on our Environmental, Social and Governance programs, please review our 2022 Sustainability Accounting Standards Board (“SASB”) Report. The report is available on the Company’s website at www.fbrtreit.com by clicking on “Our Company - ESG”.

Communications with the Board of Directors

Any interested parties, including stockholders of the Company, desiring to communicate with the Chairman, the Lead Independent Director, the other non-management directors or an individual director regarding the Company may directly contact such directors by delivering such correspondence to the Company in care of Franklin BSP Realty Trust, Inc., 1345 Avenue of the Americas, Suite 32A, New York, NY 10105, Attention: Micah Goodman, Secretary. The sender should indicate in the address whether it is intended for the entire Board, the Chairman, the Lead Independent Director, the non-management directors as a group or an individual director. Each communication received by the Secretary will be forwarded to the intended recipients subject to compliance with the existing instructions from the Board concerning the treatment of inappropriate communications. Such communications may be made confidentially or anonymously. The Company reserves the right to filter out improper or irrelevant communications such as solicitations, advertisements, spam, surveys, junk mail, mass mailings, resumes and other forms of job inquiries. If the Board modifies this process, the revised process will be posted on the Company’s website.

FRANKLIN BSP REALTY TRUST	18	2022 PROXY STATEMENT

EXECUTIVE OFFICERS

The following table presents certain information as of the date of this proxy statement concerning each of our executive officers serving in such capacity:

Name	Age	Position(s)
Richard J. Byrne	61	Chairman of the Board of Directors, Chief Executive Officer and President
Jerome S. Baglien	45	Chief Financial Officer, Chief Operating Officer and Treasurer

Richard J. Byrne

Please see “Business Experience of Nominees” above for biographical information about Mr. Byrne.

Jerome S. Baglien

Jerome S. Baglien, has served as Chief Financial Officer and Treasurer of the Company since September 2016, and as Chief Operating Officer of the Company since December 2021. Mr. Baglien is a Managing Director and Chief Financial Officer of Real Estate of the Advisor. Prior to joining the Advisor in 2016, Mr. Baglien was director of fund finance for GTIS Partners LP (“GTIS”), where he oversaw all finance and operations for GTIS funds. Previously, he was an accounting manager at iStar Inc. with oversight of loans and special investments. Mr. Baglien received a Masters of Business Administration from Kellstadt Graduate School of Business at DePaul University and a Bachelor of Science in Accounting from the University of Oregon.

FRANKLIN BSP REALTY TRUST	19	2022 PROXY STATEMENT

EXECUTIVE COMPENSATION

2021 Executive Officer Compensation

We currently have no employees. Our Advisor, through its employees, performs our day-to-day management functions. Our current non-employee executive officers, Richard J. Byrne and Jerome S. Baglien, are each employees of our Advisor and in 2021 did not receive any compensation directly from the Company for the performance of their duties as executive officers of the Company. As a result of our not paying any compensation directly to our executive officers in 2021, we are not requesting a non-binding stockholder advisory vote on compensation of executives (“say on pay proposal”) or a non-binding stockholder advisory vote on the frequency of the stockholder vote on executive compensation (“say on frequency proposal”), and we have not included in this proxy statement a “Compensation Discussion and Analysis” section or a report of the Compensation Committee. We have provided below information available to us regarding the Advisor’s compensation practices with respect to our executive officers.

As described below, in January 2022 we granted equity awards to our executive officers and other employees of the Advisor. Therefore, in accordance with SEC rules, we will present to stockholders at the 2023 Annual Meeting a say on pay proposal and say on frequency proposal and will provide the required accompanying executive compensation disclosure in the proxy statement. We expect to submit a “say on pay proposal” to our stockholders annually starting in 2023.

2022 Executive Officer Compensation Outlook

In October 2021, our common stock commenced trading on the New York Stock Exchange. In connection with the listing of our shares, our Compensation Committee, with the assistance of its independent compensation consultant, FW Cook, developed an annual equity awards program for our executive officers and other employees of the Advisor.

Pursuant to the new program, which will be administered under our 2021 Equity Incentive Plan, the Compensation Committee granted in January 2022 and expects to grant in the future, on an annual basis, equity-based awards to our executive officers and other employees of the Advisor and its affiliates who provide substantial services to the Company pursuant to the Advisory Agreement. The purpose of these grants is (i) to align the interests of such persons with those of our stockholders, by allowing them to share in the creation of value for our stockholders through stock appreciation and dividends, (ii) to promote the retention of such persons through time-based vesting conditions, (iii) to mitigate any incentives for excessive risk taking tied to achievement of short-term results, and (iv) to assist the Advisor in attracting top talent to provide services to us.

In determining award grants, which will generally be subject to three-year pro-rata time vesting, the Compensation Committee expects to consider Company performance, including financial performance, operational performance and the achievement of strategic goals, individual contributions to this performance, current market conditions, current competitive conditions for talent, the Company’s operating expense ratio and the practices of other publicly-traded commercial mortgage REITs. The Compensation Committee may also consider input from its independent compensation consultant. With respect to grants made to persons other than our Chief Executive Officer, the Compensation Committee expects to consider the recommendations of the Chief Executive Officer.

In January 2022, the Compensation Committee approved the grant of 492,107 in aggregate of restricted stock units to our executive officers and other personnel of our Advisor and its affiliates who provide significant services to us under the Advisory Agreement. Pursuant to the Compensation Committee’s approval, Mr. Byrne and Mr. Baglien received 81,198 and 59,053, respectively, of these restricted stock units.

The restricted stock units will vest in equal annual installments from the date of grant over a period of three years subject to continuing service. The recipients have the right to receive, with respect to each restricted stock unit, cash distributions equal to dividends paid per share of common stock, not later than 30 days after any ordinary cash distributions are paid to the holders of shares of our common stock.

FRANKLIN BSP REALTY TRUST	20	2022 PROXY STATEMENT

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our Common Stock including shares which may be acquired by such persons within 60 days, by:

•	each of our executive officers and directors; and

•	all of our executive officers and directors as a group.

The percentage ownership of Common Stock set forth below is based on 83,691,399 shares of Common Stock outstanding as of May 9, 2022. None of our executive officers or directors own any shares of preferred stock. Restricted stock units held by our executive officers are not included for purposes of this calculation as they do not carry voting rights and the shares underlying such restricted stock units are not acquirable by our executive officers within 60 days of May 9, 2022.

Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned		Percent of Class
Pat Augustine	7,653	(2)	*
Jerome S. Baglien	2,789		*
Richard J. Byrne	131,100		*
Michelle P. Goolsby	26,305	(2)	*
Jamie Handwerker	18,829	(3)	*
Gary Keiser	33,187	(2)	*
Peter J. McDonough	18,828	(3)	*
Buford H. Ortale	18,814	(3)	*
Elizabeth K. Tuppeny	21,333	(3)	*
All directors and executive officers as a group (9 persons)	278,838	(4)	*

*	Less than 1%
(1)	The business address of each individual or entity listed in the table is 1345 Avenue of the Americas, Suite 32A, New York, New York 10105.
(2)	Included 2,403 unvested restricted shares scheduled to vest on June 3, 2022.
(3)	Includes 2,796 unvested restricted shares scheduled to vest on June 3, 2022.
(4)	Includes 18,393 unvested restricted shares scheduled to vest on June 3, 2022.

The following table sets forth information regarding the beneficial ownership of Common Stock and Series C Preferred Stock and Series D Preferred Stock (collectively, the “Voting Preferred Stock”), which votes as a single class with Common Stock on an as-converted basis, in each case including shares which may be acquired by such persons within 60 days, by each person known by us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock or Voting Preferred Stock.

Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percent of Class	Number of Shares of Series C Preferred Stock Beneficially Owned	Percent of Class	Number of Shares of Series D Preferred Stock Beneficially Owned	Percent of Class
BlackRock, Inc.(1)	7,002,427		8.4%
The Vanguard Group(2)]	4,614,219		5.5%
Security Benefit Life Insurance Company(3)	-		-	-	-	17,950	100%
Penn Mutual Life Insurance Company(4)	-	*		1,000	71.5%
Vesta Global Stability Fund LP(5)	-	*		400	28.5%

*	Less than 1%

FRANKLIN BSP REALTY TRUST	21	2022 PROXY STATEMENT

(1)

This information is based on a Schedule 13G/A filed with the SEC on January 27, 2022, by BlackRock, Inc. (“Blackrock”). Blackrock reported that it has sole voting power with respect to 6,965,313 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 7,002,427 shares and shared dispositive power with respect to 0 shares. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(2)

This information is based on a Schedule 13G/A filed with the SEC on May 10, 2022 by The Vanguard Group (“Vanguard”). Vanguard reported that it has sole voting power with respect to 0 shares, shared voting power with respect to 25,061 shares, sole dispositive power with respect to 4,556,455 shares and shared dispositive power with respect to 57,764 shares. The address of Vanguard is 100 Vanguard Blvd. Malvern, PA 19355.

(3)	The business address of Security Benefit Life Insurance Company is One SW Security Benefit Place, Topeka, KS 66636.
(4)	The business address of Penn Mutual Life Insurance Company is 600 Dresher Road, Suite 100, Horsham, PA 19044.
(5)	The business address of Vesta Global Stability Fund LP is 330 5th Ave SW, Suite 640, Calgary, AB T2P 0L4, Canada.

FRANKLIN BSP REALTY TRUST	22	2022 PROXY STATEMENT

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Executive Officers

Richard J. Byrne, our Chief Executive Officer and President, is the president of our Advisor. Jerome S. Baglien, our Chief Financial Officer, Chief Operating Officer and Treasurer, is the chief financial officer of the Advisor’s commercial real estate group. Our Advisor is an affiliate of Franklin Templeton.

Advisor

The Advisor manages our day to day operations pursuant to the Amended and Restated Advisory Agreement, dated January 19, 2018, as amended August 18, 2021 (the “Advisory Agreement”). Our Advisor is responsible for identifying, originating, acquiring and asset managing investments on our behalf. Under the Advisory Agreement, the Advisor is entitled to an asset management fee equal to one and one-half percent (1.5%) of Equity (as defined in the Advisory Agreement) and an annual subordinated performance fee equal to fifteen percent (15%) of the Total Return (as defined in the Advisory Agreement) over a six percent (6%) per annum hurdle, subject to certain limitations. The Company or the Operating Partnership continues to pay directly or reimburse the Advisor for all the expenses paid or actually incurred by the Advisor in connection with the services it provides to the Company and the Operating Partnership pursuant to the Advisory Agreement, subject to certain limitations.

For the year ended December 31, 2021, pursuant to the terms of the Amended Advisory Agreement, the Company paid total asset management and subordinated performance fees of $28.1 million, acquisition expenses of approximately $1.2 million, reimbursements for administrative expenses and personnel costs of approximately $7.7 million, and other related party expenses, primarily related to reimbursable costs incurred for the increase in loan origination activities, of approximately $0.4 million.

Indemnification Agreements

We have entered into an indemnification agreement with each of our directors and officers providing for indemnification of such directors and officers consistent with the provisions of our Charter. No amounts have been paid by us pursuant to these indemnification agreements.

Certain Conflict Resolution Procedures

Every transaction that we enter into with our Advisor or its affiliates will be subject to an inherent conflict of interest. Our Board of Directors may encounter conflicts of interest in enforcing our rights against any affiliate in the event of a default by or disagreement with an affiliate or in invoking powers, rights or options pursuant to any agreement between us and our Advisor or any of its affiliates.

In order to reduce or eliminate certain potential conflicts of interest, our Nominating and Corporate Governance Committee charter contains a number of requirements, including that:

•	the committee shall review and evaluate the terms and conditions of, and determine the advisability of, any related party transaction;

•

unless the Board appoints a special committee of independent directors to negotiate any related party transaction, the committee shall negotiate the terms and conditions of any related party transaction and, if the committee deems appropriate but subject to the limitations of applicable law, shall recommend to the Board the execution and delivery of documents in connection with any related party transaction on behalf of the Company;

•	the committee shall determine whether any related party transaction is fair to, and in the best interest of the Company;

FRANKLIN BSP REALTY TRUST	23	2022 PROXY STATEMENT

•	the committee shall recommend to the Board what action, if any, should be taken by the Board with respect to any related party transaction pursuant to the Company’s Charter;

•	the committee shall review, evaluate and approve of any potential conflicts brought to its attention and shall report the results of its consideration of any such conflict to the Board; and

•

the committee shall review, on a quarterly basis, the services provided by the Advisor, the reasonableness of the Advisor’s or its affiliates’ fees and expenses, the reasonableness of the Company’s expenses and the allocation of expenses among the Company and its affiliates and among accounting categories, and report its findings to the Board.

These responsibilities have also been codified in the Related Party Transactions Policy adopted by our Nominating and Corporate Governance Committee. Pursuant to the Related Party Transactions Policy, all related party transactions (as defined by Item 404(a) of Regulation S-K) must be approved by either the Nominating and Corporate Governance Committee or a majority of the disinterested members of the Board. As a general rule, any director who has a direct or indirect material interest in such related party transaction should not participate in the Nominating and Corporate Governance Committee or Board action regarding whether to approve the transaction. Any payment of fees and reimbursements to the Advisor pursuant to and in accordance with the Advisory Agreement are deemed to have been approved in accordance with the Related Party Transactions Policy.

Our independent directors have determined that all our transactions and relationships with our Advisor and their respective affiliates during the year ended December 31, 2021 were fair and were approved in accordance with the applicable Company policies.

FRANKLIN BSP REALTY TRUST	24	2022 PROXY STATEMENT

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors has furnished the following report on its activities during the fiscal year ended December 31, 2021. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.

To the Directors of Franklin BSP Realty Trust, Inc.:

We have reviewed and discussed with management Franklin BSP Realty Trust, Inc.’s audited financial statements as of and for the year ended December 31, 2021.

We have discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

We have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and have discussed with the independent accountant the independent registered public accounting firm’s independence.

The Audit Committee discussed with the independent auditors the overall scope and plans for the audit. The Audit Committee meets periodically with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in Franklin BSP Realty Trust, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2021.

Audit Committee

Buford H. Ortale (Chair)

Jamie Handwerker

Gary Keiser

Peter J. McDonough

Elizabeth K. Tuppeny

FRANKLIN BSP REALTY TRUST	25	2022 PROXY STATEMENT

PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected and appointed EY as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2022. EY has been our independent registered accounting firm since 2017.

Although ratification by stockholders is not required by law or our bylaws, the Audit Committee believes that submission to stockholders of EY’s appointment as the Company’s independent registered public accounting firm for the year ending December 31, 2022 is a matter of good corporate governance. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. If our stockholders do not ratify the appointment of EY, the Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of independent registered public accounting firms.

A representative of EY is expected to attend the Annual Meeting with the opportunity to make a statement and/or respond to appropriate questions from stockholders present at the meeting.

The following table shows the fees billed by EY for the years ended December 31, 2021 and December 31, 2020 for each of the following categories of services:

	2021	2020

Audit Fees(1)	$2,435,000	$1,357,600

Audit-Related Fees(2)	$911,901	$20,000

Tax Fees(3)	$713,762	$408,328

All Other Fees	$0	$0

Total	$4,060,663	$1,785,928

(1)

Audit fees relate to audits of the Company’s annual consolidated financial statements and reviews of the Company’s quarterly consolidated financial statements, comfort letters, and consents related to SEC registration statements.

(2)

Audit-Related fees relate to assurance and related services that are traditionally performed by the independent registered public accounting firm and includes due diligence and debt compliance reporting.

(3)

Tax fees primarily relate to preparation of tax returns, assistance with federal and state income tax filing calendar, compliance services, tax planning and modeling services, assistance with tax audits, tax advice related to mergers, and routine on-call tax services concerning issues, as requested by the Company, when such projects are not covered by a separate agreement and do not involve any significant tax planning or projects.

Pre-Approval Policies and Procedures

In accordance with our Audit Committee’s Audit and Non-Audit Services Pre-Approval Policy, all audit and non-audit services performed for us by our independent registered public accounting firm were pre-approved by the Audit Committee of our board of directors, which concluded that the provision of such services by EY was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

The Audit and Non-Audit Services Pre-Approval Policy provides for categorical pre-approval of specified audit and permissible non-audit services. Services to be provided by the independent registered public accounting firm that are not within the category of pre-approved services must be approved by the Audit Committee prior to engagement, regardless of the service being requested or the dollar amount involved.

The Audit Committee must provide separate pre-approval of engagements for the performance of audit and non-audit services if (i) the type of service to be provided by the independent auditor has not received pre-approval as specifically set forth in the Audit and Non-Audit Services Pre-Approval Policy or (ii) the performance of such service would cause the aggregate annual fee, as applicable, to exceed the maximum fee level established for such type of service by the Audit Committee; provided that the Audit Committee determines that the provision of such services will not impair the auditors’ independence.

FRANKLIN BSP REALTY TRUST	26	2022 PROXY STATEMENT

The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate to management its responsibilities to pre-approve services to be performed by the independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2022.

FRANKLIN BSP REALTY TRUST	27	2022 PROXY STATEMENT

CODE OF ETHICS

The Board of Directors maintains a Code of Ethics that is applicable to our directors, officers, our Advisor and employees of the Advisor performing substantial services for the Company. It covers topics including, but not limited to, conflicts of interest, confidentiality of information, full and fair disclosure, reporting of violations and compliance with laws and regulations.

The Code of Ethics is available on the Company’s website at www.fbrtreit.com by clicking on “Governance—Governance Documents.” We intend to disclose on this website any amendment to, or waiver of, any provision of this Code of Ethics applicable to our directors and executive officers that would otherwise be required to be disclosed under the rules of the SEC. You may also obtain a copy of the Code of Ethics by writing to our secretary at: Franklin BSP Realty Trust, Inc., 1345 Avenue of the Americas, Suite 32A, New York, New York 10105, Attention: Micah Goodman, Secretary. A waiver of the Code of Ethics for our Chief Executive Officer may be made only by the Board of Directors or the appropriate committee of the Board and will be promptly disclosed to the extent required by law. A waiver of the Code of Ethics for all other person may be made only by our Chief Executive Officer and shall be discussed with the Board or a committee of the Board as appropriate.

Hedging and Pledging Policy

Per our Insider Trading Policy, our directors and officers are prohibited from engaging in transactions in our securities that are inconsistent with a long-term investment in our Company. Our Insider Trading Policy prohibits the use of prepaid variable forward contracts, equity swaps, collars and exchange funds, put options, call options or other derivative securities, or other transactions which hedge or offset, or are designed to hedge or offset, any decrease in the market value of our securities. Directors and officers of the Company are also prohibited from holding Company securities in a margin account or otherwise pledging Company securities as collateral for a loan, unless pre-approved by the Audit Committee.

FRANKLIN BSP REALTY TRUST	28	2022 PROXY STATEMENT

OTHER MATTERS PRESENTED FOR ACTION AT THE 2022 ANNUAL MEETING

The Board of Directors does not intend to present for consideration at the Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, the persons named in the proxy will vote thereon pursuant to the discretionary authority conferred by the proxy.

FRANKLIN BSP REALTY TRUST	29	2022 PROXY STATEMENT

STOCKHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING

Stockholder Proposals in the Proxy Statement

Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of stockholders. Under Rule 14a-8, in order for a stockholder proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2023 annual meeting of stockholders, the proposal must be received at our principal executive offices on or before January 19, 2023. Any proposal received after the applicable time in the previous sentence will be considered untimely. Proposals should be addressed to “Franklin BSP Realty Trust, Inc., 1345 Avenue of the Americas, Suite 32A, New York, NY 10105, Attention: Micah Goodman”, and must conform with Rule 14a-8.

Stockholder Proposals and Nominations for Directors to Be Presented at Meetings

For any proposal that is not submitted for inclusion in our proxy material for an annual meeting but is instead sought to be presented directly at that meeting, Rule 14a-4(c) under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits unless we receive timely notice of the proposal in accordance with the procedures set forth in the bylaws. Under the bylaws, for a stockholder proposal to be properly submitted for presentation at our 2023 annual meeting of stockholders, our secretary must receive written notice of the proposal at our principal executive offices during the period beginning on December 20, 2022 and ending at 5:00 p.m. Eastern Time on January 19, 2023. Any proposal received after the applicable time in the previous sentence will be considered untimely. Additionally, a stockholder proposal must contain information specified in the bylaws, including, without limitation:

1.	as to each director nominee,

•	the name, age, business address and residence address of the nominee;

•	the class, series and number of any shares of stock of the Company beneficially owned by the nominee;

•	the date such shares were acquired and the investment intent of such acquisitions;

•

all other information relating to the nominee that is required under Regulation 14A under the Exchange Act to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required; and

2.	as to any other business that the stockholder proposes to bring before the meeting,

•	a description of the business to be brought before the meeting;

•	the reasons for proposing such business at the meeting;

•

any material interest in such business that the proposing stockholder (and certain persons, which we refer to as “Stockholder Associated Persons” (as defined below), if any) may have, including any anticipated benefit to the proposing stockholder (and the Stockholder Associated Persons, if any); and

3.

as to the proposing stockholder (and the Stockholder Associated Persons, if any), the class, series and number of all shares of stock of the Company owned by the proposing stockholder (and the Stockholder Associated Persons, if any), and the nominee holder for, and number of, shares owned beneficially but not of record by the proposing stockholder (and the Stockholder Associated Persons, if any); and

4.	as to the proposing stockholder (and the Stockholder Associated Persons, if any) covered by clauses (2) or (3) above,

•	the name and address of the proposing stockholder (and the Stockholder Associated Persons, if any) as they appear on the Company’s stock ledger, and current name and address, if different; and

5.

to the extent known by the proposing stockholder, the name and address of any other stockholder supporting the director nominee or the proposal of other business on the date of the proposing stockholder’s notice.

FRANKLIN BSP REALTY TRUST	30	2022 PROXY STATEMENT

A “Stockholder Associated Person” means (i) any person controlling, directly or indirectly, or acting in concert with, the proposing stockholder, (ii) any beneficial owner of shares of stock of the Company owned by the proposing stockholder and (iii) any person controlling, controlled by or under common control with the Stockholder Associated Person.

All nominations must also comply with the Charter. All proposals should be sent via registered, certified or express mail to our secretary at our principal executive offices at: Franklin BSP Realty Trust, Inc., 1345 Avenue of the Americas, Suite 32A, New York, NY 10105, Attention: Micah Goodman.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 30, 2023.

FRANKLIN BSP REALTY TRUST	31	2022 PROXY STATEMENT

Appendix

Distributable Earnings is a non-GAAP measure, which we define as GAAP net income (loss), adjusted for (i) non-cash CLO amortization acceleration and amortization over our expected useful life of our CLOs, (ii) unrealized gains and losses on loans, derivatives and ARMS, including CECL reserves and impairments, (iii) non-cash equity compensation expense, (iv) depreciation and amortization, (v) non-cash incentive fee accruals, (vi) certain other non-cash items, and (vii) impairments of non-financial assets related to the Capstead merger.

We believe that Distributable Earnings provides meaningful information to consider in addition to our GAAP results. We believe Distributable Earnings is a useful financial metric for existing and potential future holders of our common stock as historically, overtime, Distributable Earnings has been an indicator of our dividends per share. As a REIT, we generally must distribute annually at least 90% of our net taxable income, subject to certain adjustments, and therefore we believe our dividends are one of the principal reasons stockholders may invest in our common stock. Further, Distributable Earnings helps us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan portfolio and operations and is one of the performance metrics we consider when declaring our dividends.

Distributable Earnings does not represent net income (loss) and should not be considered as an alternative to GAAP net income (loss). Our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies and thus may not be comparable to the Distributable Earnings reported by other companies. Reconciliation of GAAP net income to distributable earnings is included below.

FRANKLIN BSP REALTY TRUST	A-1	2022 PROXY STATEMENT

RECONCILIATION OF GAAP NET INCOME TO DISTRIBUTABLE EARNINGS

(In thousands, except share and per share data)

The following table provides a reconciliation of GAAP net income to Distributable Earnings for the year ended December 31, 2021 (dollars in thousands):

Year Ended December 31,
2021
GAAP Net Income:	$25,702
Adjustments:
CLO amortization acceleration(1)	250
Unrealized (gain)/loss on financial instruments(2)	(1,049)
Unrealized (gain)/loss reversal—ARMs	13,867
Impairment of acquired assets	88,282
Incentive fees	9,846
Depreciation and amortization	2,107
Increase/(decrease) in provision for credit losses	(5,192)
Impairment losses on real estate owned assets	-

Distributable earnings	$133,813
Average Equity	$1,146,009
7.5% Cumulative Redeemable Preferred Stock, Series E Dividend	$4,842
GAAP Common ROE	1.8%
Distributable Earnings ROE	11.3%
GAAP Net Income Per Share Fully Converted	$0.33
Distributable Earnings Per Share Fully Converted	$2.02

(1)

Adjusted for non-cash CLO amortization acceleration to effectively amortize issuance costs of our CLOs over the expected lifetime of the CLOs. We assume our CLOs will be outstanding for four years and amortized the financing costs over four years in our distributable earnings as compared to effective yield methodology in our GAAP earnings.

(2)	Adjusted for unrealized gains and losses on loans and derivatives.

FRANKLIN BSP REALTY TRUST	A-2	2022 PROXY STATEMENT

FRANKLIN BSP REALTY TRUST, INC. 1345 AVENUE OF THE AMERICAS, SUITE 32A NEW YORK, NEW YORK 10105 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com/FBRT or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. Eastern Time on June 28, 2022. Follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/FBRT2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time on June 28, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D82538-P74487 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY FRANKLIN BSP REALTY TRUST, INC. The Board of Directors recommends you vote FOR the following proposals: 1. ELECTION OF DIRECTORS Nominees: For Against Abstain 1a. Pat Augustine 1b. Richard J. Byrne 1c. Jamie Handwerker 1d. Gary Keiser 1e. Peter J. McDonough 1f. Buford H. Ortale 1g. Elizabeth K. Tuppeny 2. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR 2022 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com/FBRT. D82539-P74487 Franklin BSP Realty Trust, Inc. Annual Meeting of Stockholders June 29, 2022 11:00 a.m. This proxy is solicited by the Board of Directors The undersigned stockholder of Franklin BSP Realty Trust, Inc. (the “Company”), hereby appoints Richard J. Byrne and Micah Goodman, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held virtually at www.virtualshareholdermeeting.com/FBRT2022 on June 29, 2022, commencing at 11:00 a.m., Eastern Time, and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such Annual Meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in his discretion on such matters as may properly come before the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed on the reverse side. If no direction is made, the votes entitled to be cast by the undersigned stockholder will be cast “FOR” the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter, including a motion to adjourn or postpone the Annual Meeting to another time or place for the purpose of soliciting additional proxies that may properly come before the Annual Meeting or any adjournment or postponement thereof. At the present time, the Board of Directors knows of no other matters to be presented at the Annual Meeting. Continued and to be signed on reverse side